                              SECURITY AGREEMENT

                                  dated as of

                                 July 31, 1998

                                     among

                             SYBRON CHEMICALS INC.

                    THE SUBSIDIARY GUARANTORS PARTY HERETO

                                      and

                              MELLON BANK, N.A.,
                            as Administrative Agent
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                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Section 1.  Definitions...................................................  1
Section 2.  Representations and Warranties................................  9
Section 3.  The Security Interests........................................ 11
Section 4.  Delivery of Certain Collateral................................ 12
Section 5.  Further Assurances; Covenants................................. 13
Section 6.  Record Ownership of Pledged Equity Securities................. 18
Section 7.  Right to Vote Pledged Equity Interests........................ 19
Section 8.  Right to Receive Distributions on Collateral.................. 19
Section 9.  General Authority............................................. 20
Section 10. Remedies upon Event of Default................................ 20
Section 11. Limitation on Duty of Administrative Agent in Respect
              of Collateral............................................... 23
Section 12. Application of Proceeds....................................... 24
Section 13. Concerning the Administrative Agent........................... 26
Section 14. Appointment of Co-Agents...................................... 26
Section 15. Expenses...................................................... 26
Section 16. Termination of Security Interests; Release of Collateral...... 27
Section 17. Additional Subsidiary Guarantors.............................. 28
Section 18. Notices....................................................... 28
Section 19. Waivers, Remedies Not Exclusive............................... 28
Section 20. Successors and Assigns........................................ 28
Section 21. Changes in Writing............................................ 28
Section 22. New York Law.................................................. 28
Section 23. Severability.................................................. 29

Schedule 1  --   Equity Interests

Exhibit A   --   Form of Security Agreement Supplement
Exhibit B   --   Form of Copyright Security Agreement
Exhibit C   --   Form of Patent Security Agreement
Exhibit D   --   Form of Trademark Security Agreement
Exhibit E   --   Form of Perfection Certificate

                                      i
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                              SECURITY AGREEMENT

               AGREEMENT dated as of July 31, 1998 among SYBRON CHEMICALS INC., the SUBSIDIARY GUARANTORS party hereto and MELLON BANK, N.A., as Administrative Agent.

               WHEREAS, the Borrower is entering into the Credit Agreement described in Section 1 below, pursuant to which the Borrower intends to borrow funds and obtain letters of credit, all on the terms and conditions set forth therein;

               WHEREAS, the Borrower is willing to secure its obligations under the Credit Agreement and the other Financing Documents by granting Liens on its assets to the Administrative Agent as provided in this Agreement and the other Collateral Documents;

               WHEREAS, each of the Borrower's U.S. Subsidiaries has guaranteed the foregoing obligations of the Borrower pursuant to the Subsidiary Guaranty Agreement and is willing to secure its obligations under such Subsidiary Guaranty by granting Liens on its assets to the Administrative Agent as provided in this Agreement and the other Collateral Documents; and

               WHEREAS, the Lenders and the LC Issuing Bank are not willing to make loans or maintain, issue or participate in letters of credit under the Credit Agreement unless (i) the foregoing obligations of the Borrower are secured by Liens on its assets as provided in the Collateral Documents, (ii) the foregoing obligations of the Borrower are guaranteed by each of the Borrower's U.S. Subsidiaries and (iii) each such guarantee is secured by Liens on the assets of the relevant Subsidiary Guarantor as provided in the Collateral Documents;

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               Section 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following meanings:

               "Accounts" means, with respect to any Lien Grantor, all "accounts" (as defined in the UCC) now owned or hereafter acquired by such Lien Grantor, and also means and includes all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Lien Grantor arising from the performance of services by it and/or the sale, lease or exchange of goods or other property by it (including, without limitation, any such obligation or indebtedness which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of such Lien Grantor's rights in, to and under all contracts or purchase orders for goods, services or other property, and all of such Lien Grantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of recission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Lien Grantor under all contracts for the performance of services by it and/or the sale, lease or exchange of goods or other property by it (whether or not yet earned by performance on the part of such Lien Grantor), in each case whether now existing or hereafter arising or acquired, including, without limitation, the right to receive the proceeds of said contracts and purchase orders and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

               "Collateral" means all property, whether now owned or hereafter acquired, in which a security interest or other Lien is granted or purported to be granted to the Administrative Agent pursuant to the Collateral Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all such property in which such a security interest or other Lien is granted or purported to be granted to the Administrative Agent by such Lien Grantor.

               "Collateral Documents" means this Agreement, the Security Agreement Supplements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, mortgages or similar instruments delivered pursuant hereto or thereto.

               "Contingent Secured Obligation" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including (without limiting the generality of the foregoing) any obligation to reimburse the LC Issuing Bank for drawings not yet made under a Letter of Credit.

               "Copyright License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including, without limitation, any agreement identified in Schedule 1 to a Copyright Security Agreement.

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               "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Copyright Security Agreement, (ii) all renewals thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

               "Copyright Security Agreement" means a Copyright Security Agreement, substantially in the form of Exhibit B hereto, executed and delivered by a Lien Grantor in favor of the Administrative Agent, for the benefit of the Secured Parties, as amended from time to time.

               "Credit Agreement" means the Credit Agreement dated as of July 31, 1998 among Sybron Chemicals Inc., the Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Mellon Bank, N.A., as Administrative Agent, Swingline Bank and LC Issuing Bank (as amended, supplemented or otherwise modified from time to time.

               "Documents" means, with respect to any Lien Grantor, all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by such Lien Grantor.

               "Equipment" means, with respect to any Lien Grantor, all "equipment" (as defined in the UCC) now owned or hereafter acquired by it, located in the United States, other than motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction and other than any equipment leased by a Lien Grantor the terms of which lease prohibit the granting of a Lien thereunder.

               "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in the foregoing clauses (i), (ii), (iii) and (iv).

               "Foreign Person" means any Person organized under the laws of a jurisdiction, and conducting substantially all of its operations, outside of the United States, other than any such Person that is, whether as a matter of law, pursuant to an election by such Person or otherwise, treated as a partnership in which any Lien Grantor is a partner or a branch of any Lien Grantor for United States income tax purposes.

               "General Intangibles" means, with respect to any Lien Grantor, all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by such Lien Grantor, including, without limitation, (i) all obligations or indebtedness owing to such Lien Grantor (other than Accounts) from whatever source arising, (ii) all Intellectual Property, goodwill, trade names, service marks, trade secrets, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

               "Instruments" means, with respect to any Lien Grantor, all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts owing to such Lien Grantor, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by such Lien Grantor.

               "Insurance Account" has the meaning set forth in Section 5(p).

               "Intellectual Property" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

               "Intellectual Property Filing" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Security Interest granted to the Administrative Agent in such Intellectual Property.

               "Intellectual Property Security Agreement" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

               "Inventory" means, with respect to any Lien Grantor, all "inventory" (as defined in the UCC), now owned or hereafter acquired by it, located in the United States, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

               "Investment Property" means, with respect to any Lien Grantor, all "investment property" (as defined in the UCC) now owned or hereafter acquired by such Lien Grantor including, without limitation, all "securities", "security entitlements", "securities accounts", "commodity contracts" and "commodity accounts" (each as defined in the UCC).

               "Lien Grantor" means the Borrower or any Subsidiary Guarantor and "Lien Grantors" means all of the foregoing.

               "Non-Contingent Secured Obligation" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

               "Opinion of Counsel" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Syndication Agent and the Administrative Agent or the Required Lenders in a writing delivered to the Administrative Agent) addressed and delivered to the Administrative Agent.

               "Original Lien Grantor" means the Borrower or any Subsidiary Guarantor that grants a Lien on any of its assets hereunder on the Closing Date, and "Original Lien Grantors" means all of the foregoing.

               "Other Investment Property" means, with respect to any Lien Grantor, all Investment Property now owned or hereafter acquired by it, other than any such Investment Property constituting an Equity Interest.

               "Other Pledged Securities" means, with respect to any Lien Grantor, all "securities" (as such term is defined in Article 8 of the UCC) now owned or hereafter acquired by such Lien Grantor, other than any Pledged Equity Securities of such Lien Grantor.

               "Patent License" means any agreement now or hereafter in existence granting any Lien Grantor, or pursuant to which any Lien Grantor has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including, without limitation, any agreement identified in
Schedule 1 to a Patent Security Agreement.

               "Patents" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, divisions, continuations, continuations-in-part, revisions and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

               "Patent Security Agreement" means a Patent Security Agreement, substantially in the form of Exhibit C hereto, executed and delivered by a Lien Grantor in favor of the Administrative Agent, for the benefit of the Secured Parties, as amended from time to time.

               "Perfection Certificate" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E hereto, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Administrative Agent, and duly executed by a duly authorized officer of such Lien Grantor.

               "Permitted Liens" means (i) the Security Interests and (ii) the other Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to Section 5.09 of the Credit Agreement.

               "Pledged Certificates" means at any time all "certificated securities" (as such term is defined in Article 8 of the UCC) that evidence or represent Pledged Equity Interests or Other Pledged Securities at such time.

               "Pledged Equity Interests" means at any time all Equity Interests included in the Collateral at such time.

               "Pledged Instruments" means at any time all Instruments included in the Collateral at such time.

               "Pledged LLC Interest" means at any time any membership interest or similar interest in a limited liability company that is included in the Pledged Equity Interests at such time.

               "Pledged Partnership Interest" means at any time any partnership interest (whether general or limited) that is included in the Pledged Equity Interests at such time.

               "Post-Petition Interest" means any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower or would accrue but for the operation of applicable bankruptcy or insolvency laws, whether or not such interest is allowed or allowable as a claim in any such proceeding.

               "Proceeds" means, with respect to any Lien Grantor, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, its Collateral, including without limitation all claims of such Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any of its Collateral, and any condemnation or requisition payments with respect to any of its Collateral, in each case whether now existing or hereafter arising.

               "Secured Obligations" means:

               (a) with respect to the Borrower, all principal of all Loans, Swingline Loans and LC Reimbursement Obligations outstanding from time to time under the Credit Agreement, all interest (including, without limitation, Post-Petition Interest) on such Loans, Swingline Loans and LC Reimbursement Obligations and all other amounts now or hereafter payable by the Borrower pursuant to any Loan Document;

               (b) with respect to any Subsidiary Guarantor, all obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement or any other Loan Document (including, without limitation, obligations in respect of Post-Petition Interest); and

               (c) with respect to any Lien Grantor, any renewals or extensions of any Secured Obligations.

               "Secured Parties" means the holders from time to time of the Secured Obligations.

               "Security Agreement Supplement" means a letter substantially in the form of Exhibit A hereto, executed and delivered to the Administrative Agent pursuant to Section 17 for the purpose of adding a new Subsidiary Guarantor as a party hereto and/or adding additional property to the Collateral.

               "Security Interests" means the security interests in Collateral granted by the Lien Grantors under the Collateral Documents securing the Secured Obligations.

               "Subsidiary Guarantors" means each Person listed on the signature pages hereof under the caption "Subsidiary Guarantors" and each Person that shall, at any time after the date hereof, become a party hereto and a "Subsidiary Guarantor" as provided in Section 17.

               "Trademark License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor has granted to any other Person, any right to use any Trademark, including, without limitation, any agreement identified in Schedule 1 to any Trademark Security Agreement.

               "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule 1 to any Trademark Security Agreement, (iv) all renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

               "Trademark Security Agreement" means a Trademark Security Agreement, substantially in the form of Exhibit D hereto, executed and delivered by a Lien Grantor in favor of the Administrative Agent, for the benefit of the Secured Parties, as amended from time to time.

               "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               "U.S. Person" means any Person other than a Foreign Person.

               Section 2. Representations and Warranties. Each Lien Grantor represents and warrants that:

               (a) Such Lien Grantor owns the Equity Interests listed as being owned by it in Schedule 1 hereto or to any Security Agreement Supplement to which it is a party, free and clear of any Lien other than the Security Interests. All shares of capital stock identified in any such Schedule as being beneficially owned by such Lien Grantor have been duly authorized and validly issued, are fully paid and non-assessable, and are subject to no option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement, other than the Financing Documents, which restricts in any manner the rights of any present or future holder of any Equity Interest with respect thereto.

               (b) Such Lien Grantor has good and marketable title to all of its Collateral, other than such exceptions to title as are immaterial in nature, free and clear of any Liens other than Permitted Liens. Such Lien Grantor has taken all actions, if any, necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

               (c) Such Lien Grantor has not performed any acts that would be reasonably likely to prevent the Administrative Agent from enforcing any of the provisions of the Collateral Documents or that would limit the Administrative Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or any part of the Collateral owned by it is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Closing, no Collateral owned by it will be in the possession of any Person (other than such Lien Grantor) asserting any claim thereto or security interest therein (other than a Lien permitted under Section 5.09(d) of the Credit Agreement), except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby.

               (d)  Such Lien Grantor has delivered a Perfection
Certificate to the Administrative Agent. The information set forth therein is correct and complete as of the Closing Date. Not later than 60 days after the Closing Date, such Lien Grantor shall furnish to the Administrative Agent file search reports from each UCC filing office set forth in Schedule 7 to the Perfection Certificate.

               (e) The Security Interests constitute, under the UCC, valid security interests in all Collateral owned by such Lien Grantor, securing its Secured Obligations other than any Collateral the grant of a security in which is excluded from Section 9-104 of the UCC.

               (f) Upon the delivery of actual possession of the Pledged Instruments (if any) and the Pledged Certificates owned by such Lien Grantor to the Administrative Agent in accordance with Section 4, the Security Interests in such Collateral will be perfected, subject to no prior Lien and, in the case of any Pledged Certificates evidencing "securities" (as defined in the UCC) the Administrative Agent will have "control" (as defined in Section 8-106 of the UCC) thereof and will be a "protected purchaser" (as defined in
Section 8-303 of the UCC) of such Security Interests therein.

               (g)  When UCC financing statements in the form specified in
Exhibit 6(A) to such Lien Grantor's Perfection Certificate shall have been filed in the offices specified in such Lien Grantor's Perfection Certificate, the Security Interests will constitute perfected security interests in the Collateral (except Inventory in transit and Intellectual Property) owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Intellectual Property (including any future filings required pursuant to Section 5(c) and 5(d), the Security Interests will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all other Liens and rights of others therein except Permitted Liens. Except for the filing of such UCC financing statements and such Intellectual Property Filings, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Collateral Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Security Interests or for the enforcement of the Security Interests.

               (h) Such Lien Grantor's Collateral is insured in accordance with the requirements of the Credit Agreement.

               (i) All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

               Section 3.  The Security Interests.

               (a) In order to secure the full and punctual payment of its Secured Obligations in accordance with the terms thereof, each Lien Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in and to all of the following property of such Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located:

                 (i)  all Accounts;

                (ii)  all Documents;

               (iii)  all Equipment;

                (iv) all General Intangibles, except to the extent that, in the case of contract rights, a grant of such a security interest would cause the applicable contract to be void or voidable or would constitute a default under such contract;

                 (v)  all Instruments;

                (vi)  all Inventory;

               (vii) (x) all Equity Interests in any U.S. Person now owned or hereafter beneficially owned by such Lien Grantor, (y) the lesser of all voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such Lien Grantor and 65% of all voting Equity Interests in such Foreign Person held by any Person and (z) all non-voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such Lien Grantor and, in each case, all rights and privileges of such Lien Grantor with respect to such Equity Interests, and all dividends, distributions and other payments with respect thereto;

              (viii)  all Other Investment Property;

                (ix) the Insurance Account, all cash deposited in either of the foregoing from time to time and the Temporary Cash Investments therein from time to time;

                 (x) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of its Collateral; and

                (xi) all Proceeds of the collateral described in the foregoing clauses(i) through (x).

               (b) The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

               Section 4. Delivery of Certain Collateral. (a) On the Closing Date, each Original Lien Grantor is delivering to the Administrative Agent as Collateral hereunder (i) with respect to each U.S. Person, all stock certificates or other certificates representing Equity Interests in such U.S. Person then owned by such Original Lien Grantor, (ii) with respect to each Foreign Person, stock certificates or other certificates representing (A) the lesser of (1) all voting Equity Interests in such Foreign Person then owned by such Original Lien Grantor and (2) 65% of all voting Equity Interests in such Foreign Person and (B) all non-voting equity Interests in such Foreign Person then owed by such Original Lien Grantor and (iii) all Instruments and all certificates evidencing Other Pledged Securities then owned by such Person.

               (b) On the date it signs and delivers its Security Agreement Supplement, each Lien Grantor (other than an Original Lien Grantor) will deliver to the Administrative Agent as Collateral hereunder (i) with respect to each U.S. Person, all stock certificates or other certificates representing Equity Interests in such U.S. Person then owned by it, (ii) with respect to each Foreign Person stock certificates or other certificates representing (A) the lesser of (1) all voting Equity Interests in such Foreign Person then owned by such Original Lien Grantor and (2) 65% of all voting Equity Interests in such Foreign Person and (B) all non-voting equity Interests in such Foreign Person then owed by such Original Lien Grantor and (iii) all Instruments and all certificates evidencing Other Pledged Securities then owned by such Person.

               (c) After the Closing Date (in the case of an Original Lien Grantor) or the date of its Security Agreement Supplement (in the case of any other Lien Grantor), if any Lien Grantor receives (i) any stock certificate or other certificate representing Equity Interests in another Person then owned by it (provided that no Lien Grantor shall be required to pledge more than 65% of the voting Equity Interests in any Foreign Person), (ii) any certificate representing any Other Pledged Securities then owned by it or (iii) any Instrument, in which a security interest is granted pursuant to Section 3 hereof or pursuant to the Security Agreement Supplement signed by it, such Lien Grantor will immediately deliver such certificate or Instrument to the Administrative Agent to be held by it as Collateral hereunder.

               (d) Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, each Lien Grantor may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business, and the Administrative Agent shall, promptly upon request by such Lien Grantor, make appropriate arrangements for making any other Instrument pledged by such Lien Grantor hereunder available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document).

               (e) All Pledged Certificates delivered to the Administrative Agent hereunder will be delivered in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent. All Pledged Instruments delivered to the Administrative Agent hereunder will be endorsed to the order of the Administrative Agent and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent.

               Section 5.  Further Assurances; Covenants.   Each Lien Grantor
covenants as follows:

               (a) It will not change its name, identity or corporate structure in any manner unless such Lien Grantor shall have given the Administrative Agent prior notice thereof and delivered an Opinion of Counsel with respect thereto in accordance with Section 5(e).

               (b) It will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable locations described in its Perfection Certificate (other than with respect to Inventory in transit from one such location to another such location), unless such Lien Grantor shall have given the Administrative Agent prior notice thereof and delivered an Opinion of Counsel with respect thereto in accordance with Section 5(e). It will not in any event change the location of any Collateral owned by it if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

               (c) It will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and any Intellectual Property Filings) that from time to time may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests in such Lien Grantor's Collateral or to enable the Administrative Agent and the other Secured Parties to obtain the full benefits of the Collateral Documents, or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies thereunder with respect to any of such Lien Grantor's Collateral. To the extent permitted by applicable law, such Lien Grantor authorizes the Administrative Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor shall pay the costs of, or incidental to, any recording or filing of any such financing or continuation statements in which it is named as the debtor. Such Lien Grantor hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all Intellectual Property Filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until such Lien Grantor's Collateral is released pursuant to
Section 16.

               (d) On the Closing Date (in the case of an Original Lien Grantor) or the date of its Security Agreement Supplement (in the case of any other Lien Grantor), it will sign and deliver to the Administrative Agent Intellectual Property Security Agreements with respect to all Intellectual Property owned by it on such date. Within 30 days of each March 31 and September 30 thereafter, it will sign and deliver to the Administrative Agent Intellectual Property Security Agreements with respect to all Intellectual Property owned by it on such March 31 or September 30 that is not covered by Intellectual Property Security Agreements previously so signed and delivered by it. In each case, it will make all Intellectual Property Filings necessary to record the Security Interests in such Intellectual Property.

               (e) At least 30 days before it takes any action contemplated by Section 5(a) or 5(b), such Lien Grantor will, at its expense, cause to be delivered to the Administrative Agent an Opinion of Counsel, in form and substance satisfactory to the Administrative Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect the Security Interests against all creditors of and purchasers from such Lien Grantor (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

               (f) If any of its Collateral is at any time in the possession or control of any warehouseman, bailee or agent, such Lien Grantor will notify such warehouseman, bailee or agent of the Security Interests and instruct it to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions (which shall permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Administrative Agent notifies such warehouseman, bailee or agent of the occurrence of an Event of Default).

               (g) It shall keep full and accurate books and records relating to its Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably request in order to reflect the Security Interests.

               (h) It shall use commercially reasonable efforts, in accordance with its regular business practices, to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each of its Accounts (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Accounts. Subject to the rights of the Administrative Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in accordance with such Lien Grantor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by such Lien Grantor or the Administrative Agent, shall be borne by such Lien Grantor.

               (i) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, if requested to do so by the Administrative Agent, promptly notify (and such Lien Grantor hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any of its Accounts or Instruments that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent or its designee.

               (j) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that, unless an Event of Default shall have occurred and be continuing, (i) such Lien Grantor may sell, lease or otherwise dispose of its Inventory and obsolete, worn out or unnecessary Equipment in the ordinary course of business and (ii) such Lien Grantor may sell any of its other Collateral if (x) the sale thereof does not violate any covenant in the Credit Agreement and (y) in the case of an Asset Sale, the Net Cash Proceeds thereof are applied as provided in Section 2.13 of the Credit Agreement. Concurrently with any sale or exchange permitted by the foregoing proviso, the Security Interests in the assets sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Administrative Agent or any other Secured Party.

               (k) Such Lien Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence it may reasonably request concerning its Collateral to enable the Administrative Agent to enforce the provisions of the Collateral Documents.

               (l) From time to time upon request by the Administrative Agent, such Lien Grantor shall, at its expense, cause to be delivered to the Secured Parties an Opinion of Counsel satisfactory to the Administrative Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.

               (m) Unless the Term Loans are repaid in full on or prior to the Assessment Date, such Lien Grantor shall, at its expense, on the Assessment Date (or, if later, the date of such Lien Grantor's Security Agreement Supplement) and on each date on which an Equity Interest in a Foreign Person is pledged hereunder, cause to be delivered to the Secured Parties an Opinion of Counsel (from the jurisdiction in which such Foreign Person is organized) satisfactory to the Administrative Agent as to the perfection of the Security Interests therein.

               (n) (i) Such Lien Grantor shall notify the Administrative Agent promptly if it has actual knowledge that any application or registration relating to any material Intellectual Property owned or licensed by it is reasonably likely to become abandoned or dedicated to the public, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such material Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same and (ii) if such Lien Grantor has actual knowledge that any of such Lien Grantor's rights to any material Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor shall notify the Administrative Agent within 30 days after it learns thereof and shall, unless such Lien Grantor shall reasonably determine that any such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

               (o) Such Lien Grantor shall, (i) on or prior to the date of the first Borrowing, in the case of Equipment now owned and (ii) within 10 days of acquiring any other Equipment, deliver to the Administrative Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Administrative Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Such Lien Grantor shall promptly inform the Administrative Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

               (p) There is hereby established with the Administrative Agent a cash collateral account (the "Insurance Account") in the name and under the control of the Administrative Agent into which there shall be deposited any amounts required to be paid to the Administrative Agent pursuant to Section 5.03(d) of the Credit Agreement. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Temporary Cash Investments, shall remain, or be deposited, in the Insurance Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Insurance Account, together with any Temporary Cash Investments from time to time made pursuant to
Section 5(s) hereof shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

               (q) The Agent shall apply to repayment of the Term Loans those amounts on deposit in the Insurance Account which are required to be applied to the repayment of the Term Loans in accordance with Section 2.04(c)(i) of the Credit Agreement.

               (r) Except upon the occurrence and continuation of an Event of Default, the Administrative Agent agrees to distribute such amounts to the Borrower at such times and in such amounts as the Borrower shall request for the purpose of repairing, reconstructing or replacing the property in respect of which such Major Casualty Proceeds were received. Any such request shall be accompanied by a certificate of the chief financial officer or treasurer of the Borrower setting forth in detail reasonably satisfactory to the Administrative Agent the repair, reconstruction or replacement for which such funds will be expended and distributions shall be requested by the Borrower only when and as needed to the pay the costs of such repair, reconstruction or replacement. If immediately available cash on deposit in the Insurance Account is not sufficient to make any distribution to the Borrower referred to in the previous sentence of this paragraph, the Administrative Agent shall cause to be liquidated as promptly as practicable such Temporary Cash Investments in the Insurance Account designated by the Borrower as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this paragraph, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Insurance Account in the manner specified in Section 12.

               (s) Amounts on deposit in the Insurance Account shall be invested and re-invested from time to time in such Temporary Cash Investments as the Borrower shall determine, which Temporary Cash Investments shall be held in the name and be under the control of the Administrative Agent; provided that, if an Event of Default has occurred and is continuing, the Administrative Agent shall, if instructed by the Required Lenders, cause such Temporary Cash Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 12.

               Section 6. Record Ownership of Pledged Equity Securities. The Administrative Agent may at any time or from time to time, in its sole discretion cause the Pledged Equity Interests (or any portion thereof) to be transferred of record into the name of the Administrative Agent or its nominee. Each Lien Grantor will promptly give to the Administrative Agent copies of any notices and other communications received by it with respect to Pledged Equity Interests registered in its name, and the Administrative Agent will promptly give to such Lien Grantor copies of any notices and other communications received by the Administrative Agent with respect to such Lien Grantor's Pledged Equity Interests registered in the name of the Administrative Agent or its nominee.

               Section 7. Right to Vote Pledged Equity Interests. (a) Unless an Event of Default shall have occurred and be continuing, each Lien Grantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Equity Interests owned by it, and the Administrative Agent shall, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of such Pledged Equity Interests which are registered in the name of the Administrative Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Administrative Agent. Unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive and retain payments and other distributions to the extent provided in Section 8.

               (b) If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) and each Lien Grantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Equity Interests with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof.

               Section 8. Right to Receive Distributions on Collateral. Subject to Section 16, the Administrative Agent shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Pledged Equity Interests and the Other Investment Property and each Lien Grantor shall take all such action as the Administrative Agent may deem necessary or appropriate to give effect to such right; provided that, unless an Event of Default shall have occurred and be continuing, this sentence shall not apply to dividends, interest and other payments and distributions made in cash or cash equivalents ("Cash Distributions"). All such dividends, interest and other payments and distributions which are received by any Lien Grantor (except Cash Distributions received when no Event of Default shall have occurred and be continuing) shall be received in trust for the benefit of the Secured Parties and shall be segregated from other assets of such Lien Grantor and shall, promptly upon such Lien Grantor's receipt thereof, be delivered or paid over to the Administrative Agent in the same form as received (with any necessary endorsements or executed assignments in blank), together with a statement identifying the source of such Collateral and stating that it is being delivered to the Administrative Agent to be held as Collateral under this Agreement.

               Section 9. General Authority. Each Lien Grantor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of such Lien Grantor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

                 (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

               (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

                (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Administrative Agent shall give such Lien Grantor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any Collateral owned by such Lien Grantor, except any such Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent and each Lien Grantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

               Section 10. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, apply cash, if any, then held by it as Collateral as specified in Section 12 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Administrative Agent is authorized, in connection with any such sale, if it deems it advisable so to do, to restrict the prospective bidders on or purchasers of any of the securities included in the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such securities, to cause to be placed on any security included in the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and to impose such other limitations or conditions in connection with any such sale as the Administrative Agent deems necessary or advisable in order to comply with said Act or any other law. Each Lien Grantor agrees that it will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Lien Grantor which may be waived, and each Lien Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. Notice of any such sale shall be given to the relevant Lien Grantor(s) as required by
Section 9 and shall in case of a public sale, state the time and place fixed for such sale, in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and in case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.
In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

               (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Administrative Agent may (i) require each Lien Grantor to, and each Lien Grantor agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of its Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in its opinion, reasonably convenient to the Administrative Agent and such Lien Grantor, whether at the premises of such Lien Grantor or otherwise,
(ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use such Lien Grantor's books and records relating to its Collateral and (iv) prior to the disposition of its Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Lien Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by such Lien Grantor. The Administrative Agent may also render any or all of such Collateral unusable at such Lien Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

               (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing,

                 (i) the Administrative Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine; provided that such licenses do not conflict with any existing license a copy of which has been delivered to the Administrative Agent;

                (ii) the Administrative Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Intellectual Property and take or refrain from taking any action under any thereof, and each Lien Grantor hereby releases the Administrative Agent and each of the other Secured Parties from, and agrees to hold the Administrative Agent and each of the other
Secured Parties free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Administrative Agent's or such Secured Party's gross negligence or willful misconduct; and

               (iii) upon request by the Administrative Agent (which shall not be construed as implying any limitation on the rights or powers of the Administrative Agent), each Lien Grantor will execute and deliver to the Administrative Agent a power of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Intellectual Property owned by such Lien Grantor or any action related thereto. In the event of any such disposition pursuant to this Section, subject to confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor shall supply its know-how and expertise relating to or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services, to the Administrative Agent.

               Section 11. Limitation on Duty of Administrative Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Administrative Agent in good faith or by reason of any act or omission by the Administrative Agent pursuant to instructions from the Required Lenders (including, without limitation, any voting instruction pursuant to Section 7), except to the extent that such liability arises from the Administrative Agent's gross negligence or willful misconduct.

               Section 12. Application of Proceeds. (a) Upon and during the continuance of an Event of Default the Administrative Agent shall apply any cash held by it as Collateral and the proceeds of any sale of, or other realization upon, all or any part of the Collateral:

                  first, to pay the expenses of such sale or other realization, including reasonable compensation to agents of and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection with the Collateral Documents, and any other amounts then due and payable to the Administrative Agent pursuant to Section 15 hereof and to the other Agents pursuant to Section 9.03 of the Credit Agreement;

                  second, to pay the unpaid principal of the Secured
            Obligations ratably (or provide for the payment thereof pursuant to subsection (b) of this Section), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

                  third, to pay all interest (including Post-Petition
            Interest) on the Secured Obligations and all letter of credit fees and commitment fees payable under the Credit Agreement ratably, until payment in full of all such interest and fees shall have been made;

                  fourth, to pay all other Secured Obligations ratably (or
            provide for the payment thereof pursuant to subsection (b) of this Section), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

                  finally, to pay to the relevant Lien Grantor or its
            successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent of the Secured Obligations of such Subsidiary Guarantor and subject to the limitation in Section 9 of the Subsidiary Guaranty Agreement). The Administrative Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

               (b) If at any time any portion of any monies collected or received by the Administrative Agent would, but for the provisions of this subsection (b), be payable pursuant to subsection (a) of this Section in respect of a Contingent Secured Obligation, the Administrative Agent shall not apply any monies to pay such Contingent Secured Obligation but (i) in the case of any Contingent Secured Obligations other than contingent LC Reimbursement Obligations, shall request the holder thereof, at least three Domestic Business Days before each proposed distribution hereunder, to notify the Administrative Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable and if the holder of such Contingent Secured Obligation does not notify the Administrative Agent of the maximum ascertainable amount thereof at least two Domestic Business Days before such distribution, such holder shall not be entitled to share in such distribution. In the case of any holder of Contingent Secured Obligations consisting of contingent LC Reimbursement Obligations or other Contingent Secured Obligations as to which the Administrative Agent shall have received notice from the holder thereof in accordance with the preceding sentence, the Administrative Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Administrative Agent shall not apply such portion of such monies to pay such Contingent Secured Obligation, but instead shall hold such monies or invest such monies in Temporary Cash Investments at the direction of the holder of such Contingent Secured Obligation. All such monies and Temporary Cash Investments shall constitute collateral hereunder and shall be subject to the Security Interests, but shall be subject to distribution in accordance with this subsection (b) rather than subsection (a) above. The Administrative Agent shall hold all such monies and all such Temporary Cash Investments and the net proceeds thereof in trust until such time as all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Administrative Agent at the request of the relevant Secured Party shall apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of subsection (a) (i.e., clause second or fourth) were not paid in full, the Administrative Agent shall apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of subsection (a). If (i) the holder of such Contingent Secured Obligation shall advise the Administrative Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Administrative Agent still holds any amount held in trust pursuant to this subsection (b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount shall be applied by the Administrative Agent in the order of priorities set forth in subsection (a) of this Section.

               (c) All distributions made by the Administrative Agent pursuant to this Section shall be final (except in the event of manifest error) and the Administrative Agent shall have no duty to inquire as to the application by the Secured Parties of any amount distributed to them.

               Section 13. Concerning the Administrative Agent. (a) The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

               (b) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders, or in the absence of such instructions, in accordance with its discretion.

               (c) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Lien Grantor.

               Section 14. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions of any Collateral Document and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 13).

               Section 15. Expenses. In the event that any Lien Grantor fails to comply with the provisions of any Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or reasonably likely to be diminished or put at risk, the Administrative Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of such Lien Grantor, and the Borrower shall reimburse the Administrative Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or other local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Borrower; and if the Borrower fails to pay promptly any portion thereof when due, the Administrative Agent or any Lender may, at its option, but shall not be required to, pay the same and charge the Borrower's account therefor, and the Borrower agreed to reimburse the Administrative Agent or such Lender therefor on demand. All sums so paid or incurred by the Administrative Agent or any Lender for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Administrative Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to Base Rate Revolving Loans plus 2%, be additional Secured Obligations hereunder.

               Section 16. Termination of Security Interests; Release of Collateral. (a) When (i) all the Commitments shall have expired or been terminated, (ii) all Letters of Credit shall have expired or been canceled or been secured with cash collateral in an amount and on terms satisfactory to the relevant LC Issuing Bank and (iii) all outstanding Secured Obligations shall have been paid in full, the Security Interests shall terminate and all rights to each item of Collateral shall revert to the Lien Grantor that owns such item of Collateral.

               (b) At any time before the Security Interests terminate pursuant to subsection (a) of this Section, the Administrative Agent may, upon the written request of the Borrower, (i) release any of the Collateral (but not all or substantially all of the Collateral) with the prior written consent of the Required Lenders or (ii) release all or substantially all of the Collateral with the prior written consent of all of the Lenders.

               (c) Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

               Section 17. Additional Subsidiary Guarantors. Any Subsidiary of the Borrower which is not a party hereto may become a party hereto by executing and delivering to the Administrative Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Subsidiary Guarantor", a "Lien Grantor" and a party hereto.

               Section 18. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party (i) in the case of any Lien Grantor, to it at the address, telex number or facsimile number of the Borrower set forth or referred to in or pursuant to Section 9.01 of the Credit Agreement or Section 11 of the Subsidiary Guaranty or (ii) in the case of any Lender Party, at its address or facsimile number specified in or pursuant to Section 9.01 of the Credit Agreement. Each such notice, request or other communication shall be effective in accordance with Section 9.01 of the Credit Agreement.

               Section 19. Waivers, Remedies Not Exclusive. No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Collateral Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right or remedy under the Credit Agreement or any Collateral Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Collateral Documents and the Credit Agreement are cumulative and are not exclusive of any other rights or remedies provided by law.

               Section 20. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Secured Parties and their respective successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights of the holder thereof hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

               Section 21. Changes in Writing. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated except in accordance with Section 9.05(b) of the Credit Agreement.

               Section 22. New York Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

               Section 23. Severability. If any provision of any Collateral Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions of the Collateral Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible; and the invalidity or unenforceability of any provision thereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                    SYBRON CHEMICALS INC.


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President



                                    SYBRON CHEMICAL HOLDINGS INC.



                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: Chairman



                                    RUCO POLYMER CORPORATION



                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: Chairman



                                    RUCO POLYMER COMPANY OF
                                       GEORGIA, LLC



                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: Chairman

                                    MELLON BANK, N.A., as Administrative Agent



                                    By: /s/   Stephen M. Wilus
                                       -----------------------------------
                                       Name:  Stephen M. Wilus
                                       Title: Vice President

                                                                EXHIBIT A
                                                         to Security Agreement


                         SECURITY AGREEMENT SUPPLEMENT


               SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [name of Subsidiary Guarantor] (the "New Lien Grantor") and Mellon Bank, N.A., as Administrative Agent.

               WHEREAS, Sybron Chemicals Inc., the Lien Grantors party thereto and Mellon Bank, N.A., as Administrative Agent, are parties to a Security Agreement dated as of ________, 1998 (as heretofore amended, supplemented or otherwise modified, the "Security Agreement");

               WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein; and

               WHEREAS, [name of New Lien Grantor] desires to become a party to the Security Agreement as an additional Lien Grantor thereunder;

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Grant of Security Interest. (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, the New Lien Grantor grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in all of the following assets of the New Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "New Collateral"):

                 (i)  all Accounts;

                (ii)  all Documents;

               (iii)  all Equipment;

                (iv) all General Intangibles, except to the extent that, in the case of contract rights, a grant of such a security interest would cause the applicable contract to be void or voidable or would constitute a default under such contract;

                 (v)  all Instruments;

                (vi)  all Inventory;

               (vii) (x) all Equity Interests in any U.S. Person now owned or hereafter beneficially owned by such Lien Grantor, (y) the lesser of all voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such Lien Grantor and 65% of all voting Equity Interests in such Foreign Person held by any Person and (z) all non-voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such Lien Grantor and, in each case, all rights and privileges of such Lien Grantor with respect to such Equity Interests, and all dividends, distributions and other payments with respect thereto;

              (viii)  all Other Investment Property;

                (ix) the Insurance Account, all cash deposited in either of the foregoing from time to time and the Temporary Cash Investments therein from time to time;

                 (x) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of its Collateral; and

                (xi) all Proceeds of the collateral described in the foregoing clauses(i) through (x).

               (b) The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

               2. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Administrative Agent, the New Lien Grantor is complying with the provisions of Section 4 of the Security Agreement with respect to all stock certificates and other certificates representing Equity Interests or Other Pledged Securities (if any) included in the New Collateral and all Instruments (if any) included in the New Collateral.

               3. Party to Security Agreement. Upon delivery of this Security Agreement Supplement to the Administrative Agent, the New Lien Grantor will become a party to the Security Agreement and will thereafter have all of the rights and obligations of a Lien Grantor thereunder and be bound by all of the provisions thereof as fully as if the New Lien Grantor were one of the original parties thereto.

               4. Representations and Warranties.(1) (a) The New Lien Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of [jurisdiction of incorporation].

               (b) The New Lien Grantor has delivered a Perfection Certificate to the Administrative Agent. The information set forth therein is correct and complete as of the date hereof. Within 60 days of the date hereof, the Subsidiary Guarantor shall furnish to the Administrative Agent file search reports from each UCC filing office confirming the filing information set forth in such Perfection Certificate.

               (c) The execution and delivery of this Security Agreement Supplement by the New Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or by-laws or other constitutive documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any of its assets.

               (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the New Lien Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity.

               (e)  Each of the representations and warranties set forth in
Section 2 of the Security Agreement is true and correct as applied to the New Lien Grantor and the New Collateral.

               5. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

----------
(1) Modify as needed for any Subsidiary Grantor that is not a corporation.

               IN WITNESS WHEREOF, the parties hereto have cause this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.


                                              [Name of New Lien Grantor]


                                              By:___________________________
                                                   Name:
                                                   Title:



                                              MELLON BANK, N.A.,
                                                as Administrative Agent


                                              By:___________________________
                                                    Name:
                                                    Title:

                                                                    SCHEDULE 1
                                                         to Security Agreement
                                                                    Supplement


                           EQUITY INTERESTS OWNED BY
                               NEW LIEN GRANTOR


                                                                Number of
                   State of             Percentage            Shares or Units
   Name           Organization            Owned              (if certificated)
   ----           ------------          ----------           -----------------

                                                                EXHIBIT B
                                                         to Security Agreement


                         COPYRIGHT SECURITY AGREEMENT

               (Copyrights, Copyright Registrations, Copyright
                     Applications and Copyright Licenses)


               WHEREAS, [Name of Lien Grantor], a _____________ corporation(1) (herein referred to as the "Lien Grantor") owns, or in the case of licenses, is a party to, the Copyright Collateral (as defined below);

               WHEREAS, pursuant to the terms of the Security Agreement dated as of ________, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement") among Sybron Chemicals Inc., the Subsidiary Guarantors party thereto and Mellon Bank, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property of the Lien Grantor (except certain excluded property), including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing or hereafter acquired or arising:

                 (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

----------
(1) Modify as needed for any Lien Grantor that is not a corporation.

                (ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

                (iii) all proceeds of and revenues from, accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright owned by the Lien Grantor referred to in
Schedule 1, and all rights and benefits of the Lien Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule 1 hereto.

               The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

               Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

               The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

               IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of _______, ____.



                                    [NAME OF LIEN GRANTOR]


                                    By:_______________________________
                                    Title:


Acknowledged:

MELLON BANK, N.A.,
  as Administrative Agent


By:____________________________
   Title:

STATE OF ____________  )
                       ) ss.:
COUNTY OF __________   )


            I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

            GIVEN under my hand and Notarial Seal this ___ day of _______________, ____.

[Seal]


________________________________
Signature of notary public
My Commission expires __________

                                                                Schedule 1
                                                               to Copyright
                                                            Security Agreement


                            [NAME OF LIEN GRANTOR]

                           COPYRIGHT REGISTRATIONS


   Registration           Registration                        Expiration
       No.                    Date              Title            Date
   ------------           ------------         -------        ----------




                              COPYRIGHT LICENSES

                                                                EXHIBIT C
                                                         to Security Agreement


                           PATENT SECURITY AGREEMENT

              (Patents, Patent Applications and Patent Licenses)

               WHEREAS, [Name of Lien Grantor], a _____________ corporation(1) (herein referred to as the "Lien Grantor") owns, or in the case of licenses, is a party to, the Patent Collateral (as defined below);

               WHEREAS, pursuant to the terms of the Security Agreement dated as of ________, 1998 (as such agreement may be amended from time to time, the "Security Agreement") among Sybron Chemicals Inc., the Subsidiary Guarantors party thereto and Mellon Bank, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property of Lien Grantor (except certain excluded property), including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in
Schedule 1 hereto;

                 (ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

----------
(1) Modify as needed for any Lien Grantor that is not a corporation.

                (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor, including, without limitation, any Patent referred to in Schedule 1 hereto, and all rights and benefits of the Lien Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule 1 hereto.

               The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as an Event of Default shall have occurred and be continuing to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

               Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

               The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

               IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, ____.



                                    [NAME OF LIEN GRANTOR]


                                    By:_____________________________
                                       Title:



Acknowledged:

MELLON BANK, N.A.,
as Administrative Agent

By:_________________________
   Title:

STATE OF __________   )
                      )  ss.:
COUNTY OF __________  )


            I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

            GIVEN under my hand and Notarial Seal this ___ day of _______________, ____.

[Seal]


--------------------------------
Signature of notary public
My Commission expires __________

                                                                Schedule 1
                                                                to Patent
                                                            Security Agreement


                            [NAME OF LIEN GRANTOR]

                       PATENTS AND PATENT APPLICATIONS


                                 Issue or Filing
              Patent No. or      Date or Expected
 Country       Serial No.          Filing Date         Inventor      Title
---------    ---------------    ------------------    ----------    -------







                                PATENT LICENSES


                                         Effective      Expiration    Subject
Country      Licensor      Licensee         Date           Date        Matter
--------     ---------     ---------     ----------     ----------    --------

                                                               EXHIBIT D
                                                         to Security Agreement


                         TRADEMARK SECURITY AGREEMENT

                (Trademarks, Trademark Registrations, Trademark
                     Applications and Trademark Licenses)

            WHEREAS, [Name of Lien Grantor], a _____________ corporation(1) (herein referred to as the "Lien Grantor") owns, or in the case of licenses, is a party to, the Trademark Collateral (as defined below);


            WHEREAS, pursuant to the terms of the Security Agreement dated as of ________, 1998 (as such agreement may be amended from time to time, the "Security Agreement") among Sybron Chemicals Inc., the Subsidiary Guarantors party thereto and Mellon Bank, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property (except certain excluded property) of the Lien Grantor, including all right, title and interest of Lien Grantor in, to and under the Trademark Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Trademark (as defined in the Security Agreement) owned by Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

----------
(1) Modify as needed for any Lien Grantor that is not a corporation.

                 (ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

                (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor, including, without limitation, any Trademark referred to in
Schedule 1 hereto, and all rights and benefits of the Lien Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule 1 hereto, or for injury to the goodwill associated with any of the foregoing.

            The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

            Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

            The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of __________, ____.


                                    [NAME OF LIEN GRANTOR]


                                    By:_____________________________
                                       Title:



Acknowledged:

MELLON BANK, N.A.
as Administrative Agent

By:_________________________
   Title:

STATE OF _____________   )
                         )ss.:
COUNTY OF ___________    )


            I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

            GIVEN under my hand and Notarial Seal this ___ day of _______________, ____.


[Seal]


--------------------------------
Signature of notary public
My Commission expires __________

                                                                    Schedule 1
                                                                  to Trademark
                                                            Security Agreement

                            [NAME OF LIEN GRANTOR]

                         U.S. TRADEMARK REGISTRATIONS


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       TRADEMARK                         REG. NO.                   REG. DATE
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                          U.S. TRADEMARK APPLICATIONS


------------------------------------------------------------------------------
       TRADEMARK                         REG. NO.                   REG. DATE
------------------------------------------------------------------------------

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                                      1

                         EXCLUSIVE TRADEMARK LICENSES

    Name of                 Parties                Date  of          Subject
   Agreement           Licensor/Licensee           Agreement          Matter
---------------       -------------------         -----------       ---------



                                      2